Subsequent Events	12 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events

Note 17 — Subsequent Events

Definitive Agreement to Acquire CareFusion Corporation

On October 5, 2014, BD announced a definitive agreement under which BD will acquire CareFusion Corporation (“CareFusion”) for $58 per share in cash and stock, or a total of approximately $12.2 billion, to create a global leader in medication management and patient safety solutions.

Pursuant to the agreement, BD will acquire 100 percent of CareFusion in exchange for the following consideration:

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$10.1 billion in cash consideration; although we have secured access to $9.1 billion of fully committed bridge financing, the Company currently intends to pay this cash consideration with available cash on hand and permanent financing; and

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$2.1 billion of BD common stock to be issued to CareFusion stockholders and share award holders and BD stock options to be issued to holders of CareFusion options, based on BD’s closing price as of October 3, 2014.

The transaction is expected to close in the first half of calendar year 2015.

Under the terms of the transaction, CareFusion stockholders will receive $49.00 in cash, without interest, and 0.0777 of a share of BD for each share of CareFusion. Using BD’s closing price as of October 3, 2014 of $115.84 would result in a total cost of $58.00 per CareFusion share. The value of the consideration transferred for accounting purposes will ultimately be based on the closing share price of BD’s stock on the last trading day prior to the closing date of the transaction, and could materially change.

During the first quarter of fiscal year 2015, the Company entered into interest rate swaps with a total notional amount of $2.3 billion to partially hedge interest rate risk associated with the anticipated issuance of senior unsecured notes. These swaps were designated as hedges of the variability in interest payments attributable to changes in the benchmark interest rate during the period preceding the Company’s issuance of the senior unsecured notes later in fiscal year 2015.

Acquisition of GenCell Biosystems

On October 3, 2014, the Company acquired GenCell Biosystems, a privately-held Irish biotech company that has developed proprietary technologies that address key biological analysis protocols including library preparation of Next Generation Sequencing (“NGS”) and genotyping applications. The acquisition is intended to provide the Company access to the NGS market with a differentiated platform that will provide a base to further grow the Company’s genomics offerings.